                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Terence W. Tsang, in my capacity as Executive Vice-President, Chief Operating Officer, Chief Financial Officer and Treasurer of Ashworth, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) the Quarterly Report of the Registrant, on Form 10-Q for the quarter ended July 31, 2002 to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated:  September 13, 2002                   /s/ Terence W. Tsang
                                             Terence W. Tsang
                                             Executive Vice-President, Chief
                                             Operating Officer, Chief Financial
                                             Officer and Treasurer